SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934


Date of Report (date of earliest event reported):    August 20, 1998


WMC Secured Assets Corp.
(Exact name of registrant as specified in its charter)


          United States                      333-41173           95-4683489
(State or Other Jurisdiction           (Commission      (I.R.S. Employer
of Incorporation)                        File Number)     Identification No.)


6320 Canoga Avenue
Woodland Hills, California                                         91367
(Address of Principal Executive Offices)                        (Zip Code)



Registrant's telephone number, including area code:      (818) 592-2610
Item 5. Other Events

      On August 20, 1998 a scheduled distribution was made from the Trust to holders of the Certificates. The Trustee has caused to be filed with the Commission, the Monthly Report dated August 20, 1998.
      The Monthly Report is filed pursuant to and in accordance with
      (1) numerous no-action letters (2) current Commission policy in the area.

      A.   Monthly Report Information
           See Exhibit No.1


      B.   Have and deficiencies occurred?  NO.
                   Date:
                   Amount:

      C.   Item 1: Legal Proceedings:  NONE

      D.   Item 2: Changes in Securities:   NONE

      E.   Item 4: Submission of Matters to a Vote of
           Certificateholders:  NONE

      F. Item 5: Other Information - Form 10-Q, PartII - Items 1,2,4,5 if applicable: NOT APPLICABLE


Item 7. Monthly Statements and Exhibits
      Exhibit No.

   1.)    Monthly Distribution Report Dated August 20, 1998


WMC Mortgage Loan Pass-Through Certificates


STATEMENT TO CERTIFICATEHOLDERS

Distribution Date:  20-Aug-98

DISTRIBUTION SUMMARY
                              Pass
      Beginning               Through                Remaining
Class Balance      Principal  Rate       Interest    Balance
A     618332125.01 8699667.72    5.82625% 3102202.33  609632457.29
M-1    72000000.00       0.00    6.07625%  376727.50   72000000.00
M-2    56000000.00       0.00    6.28625%  303136.94   56000000.00
B      44000000.00       0.00    6.90625%  261670.14   44000000.00
C *     4000000.00       0.00    3.51555%       0.00    4000000.00
R             0.00       0.00    0.00000%       0.00          0.00
TOTAL:794332125.01 8699667.72             4043736.91  785632457.29

* Class C Interest and Pass-Through Rate
is based on a Notional Balance of:                    794332125.01

AMOUNTS PER $1,000 UNIT

                   Beginning                         Remaining
Class Cusip        Balance    Principal  Interest    Balance
A     92928SAA2     990.91687  13.941775    4.971478    976.975092
M-1   92928SAB0    1000.00000   0.000000    5.232326   1000.000000
M-2   92928SAC8    1000.00000   0.000000    5.413160   1000.000000
B     92928SAD6    1000.00000   0.000000    5.947049   1000.000000
C                  1000.00000   0.000000    0.000000   1000.000000









PRINCIPAL DISTRIBUTION BREAKDOWN
      Monthly                            Overcollateralization
      Principal                          Increase
Class Received     PrepaymentsLiquidation(Reduction)         Total
A        255109.58 6248147.63       0.00  2196410.51    8699667.72
M-1           0.00       0.00       0.00        0.00          0.00
M-2           0.00       0.00       0.00        0.00          0.00
B             0.00       0.00       0.00        0.00          0.00

                                         LIBOR:           5.656250%


SEC. 4.03  (i) , (ii), (iii), (v)                    See Page 1

SEC. 4.03 (iv)
Number of Mortgage Loans outstanding at the
beginning of the Due Period                                   7592
Number of Mortgage Loans outstanding at the
end of the Due Period                                         7545
Pool Principal Balance (Beginning of Due Period)      794673882.28
Pool Principal Balance (End of Due Period)            788183153.92

SEC. 4.03 (vi), (vii)
      Delinquency Information
                   Count      Balance
      30-59 Days          155 13290456.5
      60-89 Days            4  250553.09
      90+ Days              0          0
      * Excludes Bankruptcies, Foreclosures, and REOs.
                                         Number      Balance
      Loans in Foreclosure (LIF):                 23    2092055.06
      Newly Commenced LIF:                        23    2092055.06
      Loans in Bankruptcy                          1     105720.94
      REO's                                        0          0.00

SEC. 4.03  (viii)
      Aggregate Unpaid Interest Shortfall

                   Class A          0.00
                   Class M-1        0.00
                   Class M-2        0.00
                   Class B          0.00
                   Class C    5908987.27
                   Total      5908987.27

SEC. 4.03  (ix)
Required Overcollateralization Amount                  30800000.00
Overcollateralization Amount as of end of the period    2550696.63

SEC. 4.03 (x)                            Aggregate Amount of
                   Realized Loss         Realized Losses
                     Amount              since Cut-Off
      Class M-1          0.00                   0.00
      Class M-2          0.00                   0.00
      Class B            0.00                   0.00
      Class C            0.00                   0.00
      Total              0.00                   0.00









SEC. 4.03  (xi)
      Weighted Average Remaining Term to Maturity of        356.37

SEC. 4.03  (xii)
      Weighted Average Net Mortgage Rate                   9.43487%

SEC. 4.03  (xiii)
      Pass through Rate on Class A and Subordinate CeSee Page 1
      Pass Through Rate on each Component

                       Component LT-A        3.60112%
                       Component LT-M-1      3.35112%
                       Component LT-M-2      3.14112%
                       Component LT-B        2.52112%
                       Component LT-OC       9.42737%

SEC. 4.03  (xiv)   Senior Enhancement Percentage, as      22.14596%

SEC. 4.03 (xxv)    Servicing Fee                         331114.12

SEC. 4.03 (xxvi)   Available Funds Cap Carryover Amount

                   Available Funds Cap   Amount paid from
                   Carryover Amount      Reserve Account
      Class A            0.00                   0.00
      Class M-1          0.00                   0.00
      Class M-2          0.00                   0.00
      Class B            0.00                   0.00
      Total              0.00                   0.00




      SIGNATURES
        Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

      WMC SECURED ASSETS CORP.
WMC MORTGAGE PASS-THROUGH CERTIFICATES
      SERIES 1998-A

                        By: /s/ Richard Tarnas
                        Name:  Richard Tarnas
                        Title:  Vice President
                        The First National Bank of Chicago



Dated: August 31, 1998